UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2006

BAUSCH & LOMB INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-4105	16-0345235
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Bausch & Lomb Place, Rochester, NY	14604-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 338.6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE.

On September 20, 2006, the Company commenced an undertaking to solicit consents with respect to four issues of its outstanding debt and two additional issues of its outstanding convertible debt.  In its solicitation, the Company seeks consents to certain amendments to its Indentures and waivers of certain defaults that may have occurred under the Indentures.

The Company has extended the consent solicitation deadline with respect to its 7.125% Debentures due 2028 (the “Extended Series”).  The new consent deadline is 5:00 p.m., New York City time, on September 28, 2006. Accordingly, holders of the Extended Series who validly provide their consent by the new deadline will be eligible to receive the consent fee described in the Consent Solicitation Statement.  A copy of a supplement to the Consent Solicitation Statement is furnished herewith.

Any consents received by the original deadline are now irrevocable.  The Company has received requisite consents with respect to the other series from which consents were sought.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.
— Not applicable

(b)	Pro forma financial information.
— Not applicable

(c)	Exhibits. The following exhibit to the matters disclosed under Item 7.01 are furnished, not filed, pursuant to General Instruction B 2 to Form 8-K:

	99.1	Supplement to Consent Solicitation Statement dated September 27, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH & LOMB INCORPORATED

/s/ Robert B. Stiles
Robert B. Stiles
Senior Vice President and General Counsel

Date: September 27, 2006

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Exhibit 99.1

BAUSCH & LOMB INCORPORATED

SUPPLEMENT TO
CONSENT SOLICITATION STATEMENT

Dated September 20, 2006

Extension of Expiration Date for
Solicitation of Irrevocable Consents to Amendments to Indentures and Waivers With Respect
to the Following Series of Securities:
$84,334,000 7.125% Debentures due 2028 (CUSIP No. 071707AG8)
January 31, 2007

The Solicitation with respect to our 7.125% Debentures due 2028 is hereby extended and will expire at 5:00 p.m., New York City time, on September 28, 2006 (or such date and time to which we may further extend it with respect to such series of Securities from time to time, the “New Expiration Date”).

This Supplement extends the “Expiration Date” for the consent solicitation described in the Consent Solicitation Statement, dated September 20, 2006 (the “Original Solicitation”), of Bausch & Lomb Incorporated (“we” or the “Company”) for our 7.125% Debentures due 2028 (CUSIP No. 071707AG8) (the “2028 Debentures”) from September 27, 2006 to September 28, 2006.  We have received consents from the holders of more than 50% of the outstanding Securities of each series (the “Requisite Consents”) with respect to our 6.95% Senior Notes due 2007 (CUSIP No. 071707AH6), our 5.90% Senior Notes due 2008 (CUSIP No. 071707AL7),  2004 Senior Convertible Securities due 2023 (CUSIP No. 071707AM5), our Floating Rate Convertible Senior Notes due 2023 (CUSIP No. 071707AK9), and our 6.56% Medium-Term Notes, Series B due 2026 (CUSIP No. 07171J AE 6) (the “2026 Notes”). Capitalized terms used in this Supplement but not defined are used with the meaning assigned to such terms in the Original Solicitation. The terms of the Original Solicitation, as modified hereby are incorporated by reference into this Supplement.

  Each Holder that delivers a Consent prior to the New Expiration Date of September 27, 2006 will be consenting to certain amendments to the Indentures governing the Securities as further described herein waiving certain defaults that may have occurred before the Proposed Amendments become effective.  The term “Holders” means those holders of record on September 19, 2006  as reflected in the records of the Trustee (as defined below) under the Indentures. Holders timely delivering consents will be entitled to a consent fee of $1.00 for each $1,000 in principal amount of the Securities as to which we have received and accepted Consents.  We will also pay additional $1.00 for each $1,000 on the fifth day (or, if occurring on a weekend or holiday, the immediately following business day) of each month thereafter from the payment of the initial Consent Fee to the earlier of (i) the date we complete the filings of 2005 Form 10-K and our past due SEC Reports for 2006 with the Securities and Exchange Commission, and (ii) January 31, 2007.  Approval of the amendments and waivers with respect to any series of Securities requires the approval of holders of a majority of the outstanding principal amount of such series.

Holders may not revoke Consents once delivered. Any Consent received with respect to a series of Securities where the  Consents of the holders of at least a majority of the outstanding series are not obtained by the Expiration Date with respect to that series of Securities will automatically terminate and not be effective and no payments of any Consent Fee will be made.  From and after the relevant Effective Time with respect to any series of Securities, each present and future holder of such Securities will be bound by the Proposed Amendments and Waiver, whether or not such Holder delivered a Consent.

Citigroup is acting as our Solicitation Agent.

Citigroup

September 27, 2006

BAUSCH & LOMB INCORPORATED

SOLICITATION OF CONSENT TO INDENTURE AMENDMENTS AND WAIVER OF DEFAULTS

In order to give the Consent, a Holder should mail, hand deliver, send by overnight courier or by facsimile or electronic transmission (in each case, confirmed by physical delivery) a properly completed and duly executed Consent Form, and any other required document, to the Information Agent at its address set forth below.  Any questions or requests for assistance or for additional copies of this Statement or related documents may be directed to the Information Agent at one of its telephone numbers set forth below.  A Holder (or a beneficial owner that is not a Holder) may also contact the Solicitation Agent or the Information Agent at their respective telephone numbers set forth below or its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Solicitation.

The Solicitation Agent for the Solicitation is:

Citigroup Global Markets Inc.
390 Greenwich Street, 4th Floor
New York, New York 10013
Attn: Liability Management Group
Toll-free: (800) 558-3745

The Information Agent for the Solicitation is:

Global Bondholder Services Corporation
65 Broadway - Suite 723
New York, New York 10006
Attn: Corporate Actions

Banks and Brokers call: (212) 430-3774
Toll free (866) 540-1500

By Facsimile:
(For Eligible Institutions only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail	By Overnight Courier	By Hand
65 Broadway — Suite 723	65 Broadway — Suite 723	65 Broadway Suite 723
New York, NY 10006	New York, NY 10006	New York, NY 10006